UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2013

DREW INDUSTRIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-13646	13-3250533

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

3501 County Road 6 East, Elkhart, Indiana		46514

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		(574) 535-1125

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

	a)	Slides for Investor Presentation as contained in Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

Exhibits

99.1 Slides for Investor Presentation

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREW Industries Incorporated
(Registrant)

By:	/s/ Joseph S. Giordano III
Joseph S. Giordano III
Chief Financial Officer and Treasurer

Dated: August 20, 2013

2